Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Convergence Market Neutral Fund
A series of Trust for Professional Managers (the “Trust”)

Supplement dated October 14, 2020
to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated March 29, 2020

The Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”), based upon the recommendation of Convergence Investment Partners, LLC (the “Adviser”), the investment adviser to the Convergence Market Neutral Fund (the “Fund”), a series of the Trust, has determined to close and liquidate the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders that the Fund be closed to new purchases, except for purchases made through an automatic investment program, as of the close of trading on the New York Stock Exchange on October 16, 2020 (the “Closing Date”) and liquidated as a series of the Trust effective as of the close of trading on the New York Stock Exchange on November 13, 2020 (the “Liquidation Date”).

The Board approved a Plan of Liquidation (the “Plan”) that determines the manner in which the Fund will be liquidated. Pursuant to the Plan and in anticipation of the Fund’s liquidation, the Fund will be closed to new purchases, subject to any exceptions approved by the Trust officers in their sole discretion, effective as of the close of trading on the New York Stock Exchange on the Closing Date, after which the Fund’s assets may be entirely invested in money market instruments or held in cash. Accordingly, the Fund will no longer be investing according to its investment objective. However, any distributions declared to shareholders of the Fund after the Closing Date and until the close of trading on the New York Stock Exchange on the Liquidation Date will be automatically reinvested in additional shares of the Fund unless a shareholder specifically requests that such distributions be paid in cash. Although the Fund will be closed to new purchases as of the Closing Date, you may continue to redeem your shares of the Fund until the Liquidation Date, as described in “How to Redeem Shares” in the Fund’s Prospectus.

Pursuant to the Plan, if the Fund has not received your redemption request or other instruction prior to the close of trading on the New York Stock Exchange on the Liquidation Date, your shares will be redeemed and you will receive proceeds representing your proportionate interest in the net assets of the Fund as of the Liquidation Date, subject to any required withholdings. As is the case with any redemption of Fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed.

If the redeemed shares are held in a qualified retirement account, the liquidation proceeds may not be subject to current income taxation. You should consult with your tax adviser on the consequences of this redemption to you. If, for example, you hold your shares in an individual retirement account (and “IRA”), you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status. You must notify the Fund at 1-877-677-9414 prior to November 13, 2020 of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

The Adviser will bear all of the expenses incurred in carrying out the Plan.

Shareholder inquiries should be directed to the Fund at 877-677-9414.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for reference.